===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported): January 17, 2001




                              Casino Data Systems
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                                             88-0261839
-------------------------------   -------------  -------------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)


3300 Birtcher Drive, Las Vegas, Nevada                        89118
-----------------------------------------------------  -------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (702) 269-5000
                                                     --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



===============================================================================

ITEM 5.  OTHER EVENTS.

         Acquisition of Casino Data Systems ("Registrant")

         On January 17, 2001, Aristocrat Leisure Limited, an Australian company (the "Parent"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Parent will acquire Registrant, a Nevada corporation, in a cash-for-stock transaction, with an aggregate purchase price of approximately $180.5 million. A copy of the Merger Agreement is attached hereto as Exhibit 2.1.

         The Merger Agreement sets forth the terms and conditions of the merger of an indirect wholly owned subsidiary of Parent with and into Registrant. Upon consummation of the proposed merger, Registrant will become a wholly owned indirect subsidiary of Parent. In the merger, each holder of Registrant capital stock will have the right to receive $9.25 per share in cash. In addition, Steven A. Weiss, Chairman and Chief Executive Officer of Registrant, and Michael D. Rumbolz, Vice Chairman of Registrant, have entered into agreements under which they have agreed to vote certain of their shares in favor of the merger.

         Consummation of the merger is subject to a number of customary conditions, including the approval of the merger by the shareholders of Registrant and receipt of all necessary regulatory approvals. The merger is anticipated to close in the second half of 2001. A copy of the press release announcing this transaction is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)  Exhibits


     Exhibit No.         Description
     -----------         -----------

        2.1              Agreement and Plan of Merger dated as of January 17,
                         2001 among Aristocrat Leisure Limited, Cedar
                         Acquisition Corp., and Casino Data Systems

       99.1              Press Release issued January 17, 2001.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CASINO DATA SYSTEMS

Date:  January 18, 2001                   By:  /s/ Steven A. Weiss
                                             --------------------------------
                                             Name: Steven A. Weiss
                                             Title: Chairman and
                                                    Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

   2.1                   Agreement and Plan of Merger dated as of January 17,
                         2001 among Aristocrat Leisure Limited, Cedar
                         Acquisition Corp., and Casino Data Systems

  99.1                   Press Release issued January 17, 2001.